UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2022

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Bedford Street Lexington, MA 02420
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Overview

In a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 22, 2022 (the September 22nd Form 8-K”), iSpecimen Inc. (the “Company”) reported that on September 19, 2022, the Board of Directors (the “Board”) of the Company received a notice of departure from Christopher Ianelli to vacate the positions of Chief Executive Officer and President of the Company, effective as of October 24, 2022, as a result of the non-renewal of his Executive Employment Agreement dated June 21, 2021. The September 22nd Form 8-K also reported that on September 20, 2022, the Board received a similar notice of departure from Jill Mullan to vacate the position of Chief Operating Officer of the Company, effective as of October 24, 2022, as a result of the non-renewal of her Executive Employment Agreement dated June 21, 2021. As further reported in the September 22nd Form 8-K, on September 21, 2022, pursuant to the mutual agreement of Dr. Ianelli and the Board, Dr. Ianelli vacated his positions as Chief Executive Officer and President of the Company. The Board appointed Tracy Curley, who, prior to such date, served as the Chief Financial Officer and Treasurer of the Company, as Interim Chief Executive Officer of the Company, effective immediately upon the termination of Dr. Ianelli as Chief Executive Officer and President of the Company. It was also reported that Ms. Curley was appointed to serve as Interim Chief Executive Officer until the Company appoints a new Chief Executive Officer and that she will also continue to serve as the Chief Financial Officer of the Company.

On October 24, 2022, the Company entered into a First Amended and Restated Executive Employment Agreement with Tracy Curley, the Interim Chief Executive Officer, Chief Financial Officer and Treasurer of the Company (the “Curley Amended Employment Agreement”), and a First Amended and Restated Executive Employment Agreement with Benjamin Bielak, the Chief Information Officer of the Company (the “Bielak Amended Employment Agreement”).

Dr. Ianelli’s employment with the Company and Ms. Mullan’s employment with the Company were each terminated on October 24, 2022. The Company entered into a Separation Agreement with Dr. Ianelli, dated October 24, 2022 (the “Ianelli Separation Agreement”) and a Separation Agreement with Ms. Mullan, executed on October 28, 2022 with an effective date of October 24, 2022 (the “Mullan Separation Agreement”), each in connection with the termination of their respective employment with the Company.

Employment Agreements

Curley Amended Employment Agreement

The Company entered into an employment agreement with Ms. Curley, effective as of June 21, 2021, which, by its terms, was to expire on June 21, 2022, but was extended until July 29, 2022 (the “Curley Initial Employment Agreement”). The Company entered into the Curley Amended Employment Agreement on October 24, 2022, continuing her employment as the Company’s Interim Chief Executive Officer and Chief Financial Officer until such date as her employment is either terminated by the Company or Ms. Curley, as provided under the terms of the Curley Amended Employment Agreement, and described in further detail below, or earlier terminated upon her death or disability.

Under the terms of the Curley Amended Employment Agreement, Ms. Curley is paid an annual base salary (“Base Salary”) of $350,000, which has been applied retroactively through June 21, 2022. Additionally, Ms. Curley is eligible for an annual discretionary bonus, solely within the determination of the Board, with a target of 50% of her then current base salary, based on the Company’s overall performance and her achieving certain measures described in the Curley Amended Employment Agreement (the “Curley Target Bonus”). The Curley Target Bonus for fiscal year 2022 will be pro-rated with a target of 25% of her Base Salary.

In addition to the Base Salary and Curley Target Bonus described above, the Company has agreed to recommend to the Board at the next meeting of the Board following the date of the Curley Amended Employment Agreement, the award to Ms. Curley of stock options (“Options”) for a term of 10 years and exercisable for up to 100,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), under the Company’s 2021 Equity Incentive Plan (the “Plan”), at an exercise price equal to not less than the fair market value of the Common Stock on the date of the grant of such award, if approved by the Board. These Options would vest over four years, vesting with respect to 25,000 shares of Common Stock on the first anniversary of the grant date and for 2,083 shares of Common Stock monthly thereafter, until fully vested, subject to Ms. Curley continuing to be employed by the Company on each applicable vesting date. The Options also fully vest upon a Change of Control (as such term is defined in the Plan), as more fully described in the Curley Amended Employment Agreement. Furthermore, if Ms. Curley retires from the Company at or after the age of 66, all unvested equity awards she possesses, upon such retirement, will automatically vest.

The Curley Amended Employment Agreement may be terminated either by the Company or Ms. Curley, with the following termination provisions. If the Company terminates the Curley Amended Employment Agreement for just cause (as such term is defined in the Curley Amended Employment Agreement) or if Ms. Curley terminates the Curley Amended Employment Agreement by giving 30 days’ advance notice (other than for Good Reason (as such term is defined in the Curley Amended Employment Agreement)), Ms. Curley will be entitled to (i) earned but unpaid salary and earned but unpaid bonus through the termination date, (ii) COBRA benefits for up to the applicable statutory period with premium payments made by Ms. Curley, and (iii) other payments which may be required by law (the “Standard Termination Benefits”). If Ms. Curley terminates the Curley Amended Employment Agreement for Good Reason or the Company terminates the Curley Amended Employment Agreement without just cause, Ms. Curley is entitled to, in addition to the Standard Termination Benefits, (x) severance equal to 18 months of her then Base Salary (which will be reduced to 12 months of her then Base Salary, if such termination occurs more than one year after the Company appoints a new Chief Executive Officer and Ms. Curley no longer serves as Interim Chief Executive Officer) and (y) COBRA benefits for the period during which she receives severance payments, with the Company providing Ms. Curley with continuation coverage upon the same terms and conditions as if she were still an active employee of the Company. Such severance payments will be made in bi-weekly installments and Ms. Curley’s right to receive such payments is conditioned upon her executing and delivering to the Company a customary general release. In the event of a Change of Control (as such term is defined in the Curley Amended Employment Agreement), and a termination of Ms. Curley’s employment without just cause or her resignation for Good Reason, in either case, within 12 months after such Change of Control, Ms. Curley will be entitled to the Standard Benefits and 18 months of severance payments. Ms. Curley’s right to receive such payments is conditioned upon her executing and delivering to the Company a customary general release. In the event of the termination of the Curley Amended Employment Agreement, as a result of her death or disability, she will be entitled to the Standard Termination Benefits.

The Curley Amended Employment Agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to use any inventions developed during Ms. Curley’s employment, which are contained in a separate First Restated Noncompetition, Nonsoliciation, Nondisclosure and Inventions Agreement between Ms. Curley and the Company, also dated October 24, 2022 (the “Curley Restrictive Covenants Agreement”).

The foregoing description of the terms of the Curley Amended Employment Agreement and the Curley Restrictive Covenants Agreement are qualified in their entirety by reference to the provisions of the Curley Amended Employment Agreement and the Curley Restrictive Covenants Agreement filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”), which are incorporated by reference herein.

Bielak Employment Agreement

We entered into an employment agreement with Mr. Bielak, effective as of June 21, 2021, which, by its terms, was to expire on June 21, 2022, but was extended until July 29, 2022 (the “Bielak Initial Employment Agreement”). The Company entered into the Bielak Amended Employment Agreement, on October 24, 2022, continuing his employment as the Company’s Chief Information Officer until such date as his employment is either terminated by the Company or Mr. Bielak, as provided under the terms of the Bielak Amended Employment Agreement and described in further detail below, or earlier terminated upon his death or disability.

Under the terms of the Bielak Amended Employment Agreement, Mr. Bielak is paid an annual Base Salary of $326,000, which has been applied retroactively through June 21, 2022. Additionally, Mr. Bielak is eligible for an annual discretionary bonus, solely within the determination of the Board, with a target of 40% of his then current base salary, based on the Company’s overall performance and his achieving certain measures described in the Bielak Amended Employment Agreement (the “Bielak Target Bonus”). The Bielak Target Bonus for fiscal year 2022 will be pro-rated with a target of 20% of his Base Salary.

In addition to the Base Salary and Bielak Target Bonus described above, the Company has agreed to award to Mr. Bielak Options for a term of 10 years and exercisable for up to 30,000 shares of Common Stock, under the Plan, at an exercise price equal to not less than the fair market value of the Common Stock on the date of the grant of such award. These Options vest over four years, vesting with respect to 7,500 shares of Common Stock on the first anniversary of the grant date and for 625 shares of Common Stock monthly thereafter, until fully vested, subject to Mr. Bielak continuing to be employed by the Company on each applicable vesting date.

The Bielak Amended Employment Agreement may be terminated either by the Company or Mr. Bielak, with the following termination provisions. If the Company terminates the Bielak Amended Employment Agreement for just cause (as such term is defined in the Bielak Amended Employment Agreement”) or if Mr. Bielak terminates the Bielak Amended Employment Agreement by giving 30 days’ advance notice (other than for Good Reason (as such term is defined in the Bielak Amended Employment Agreement)), Mr. Bielak will be entitled to the Standard Termination Benefits. If Mr. Bielak terminates the Bielak Amended Employment Agreement for Good Reason or the Company terminates the Bielak Amended Employment Agreement without just cause, Mr. Bielak is entitled to, in addition to the Standard Termination Benefits, (x) severance equal to 12 months of his then Base Salary, (y) a bonus payment equal to 40% of his then Base Salary, pro-rated based on the number of days Mr. Bielak was employed during the year of termination of his employment and (z) COBRA benefits for the period during which he receives severance payments, with the Company providing Mr. Bielak with continuation coverage upon the same terms and conditions as if he were still an active employee of the Company. Such severance payments will be made in bi-weekly installments and Mr. Bielak’ s right to receive such payments is conditioned upon his executing and delivering to the Company a customary general release.

The Bielak Amended Employment Agreement also contains customary noncompetition and non-solicitation covenants, provisions regarding the protection of confidential information and commitments to assign to use any inventions developed during Mr. Bielak’s employment, which are contained in a separate First Restated Noncompetition, Nonsoliciation, Nondisclosure and Inventions Agreement between Mr. Bielak and the Company, also dated October 24, 2022 (the “Bielak Restrictive Covenants Agreement”).

The foregoing description of the terms of the Bielak Amended Employment Agreement and the Bielak Restrictive Covenants Agreement are qualified in their entirety by reference to the provisions of the Bielak Amended Employment Agreement and the Bielak Restrictive Covenants Agreement filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Form 8-K, which are incorporated by reference herein.

Separation Agreements

Ianelli Separation Agreement

The Ianelli Separation Agreement was executed and entered into by Dr. Ianelli on October 24, 2022 (the “Ianelli Separation Date”). Dr. Ianelli has the right to revoke his execution of the Ianelli Separation Agreement on or prior to October 31, 2022 (the “Ianelli Revocation Period”), in which case the Ianelli Separation Agreement would be void and of no effect. Under the terms of the Ianelli Separation Agreement, Dr. Ianelli is entitled to the payment of all accrued salary earned through the Ianelli Separation Date, whether or not Dr. Ianelli revokes his execution of the Ianelli Separation Agreement. Dr. Ianelli is also entitled to the following additional benefits, provided that he does not revoke his execution of the Ianelli Separation Agreement during the Ianelli Revocation Period:

(i)             Severance equal to 12 months of his base salary for a total of $350,000, which is payable in 12 equal monthly payments beginning on the first regular payroll date after the Ianelli Separation Date.

(ii)            Payment by the Company for all COBRA health and dental insurance premiums for the entire period for which Dr. Ianelli is eligible for COBRA benefits; provided, however, that he is required to notify the Company if he becomes covered under another employer’s group health plan or otherwise ceases to be eligible for COBRA benefits, upon which the Company shall no longer be required to pay for such COBRA benefits.

(iii)           Vesting of Restricted Stock Units (“RSU’s), for 13,021 shares of the 31,250 shares of Common Stock which were unvested as of the Separation Date, was accelerated with Dr. Ianelli being entitled to the issuance of 13,021 shares of Common Stock, provided that he is required to pay all applicable taxes in connection with the vesting of those RSUs.

Dr. Ianelli will continue to serve on the Board for as long as he continues to be elected to the Board, unless he resigns or is removed sooner.

The Ianelli Separation Agreement also requires Dr. Ianelli to comply with his continuing obligations under the Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement executed by Dr. Ianelli on June 21, 2021, the form of which was filed as an exhibit to the form of Dr. Ianelli’s Executive Employment Agreement filed as Exhibit 10.25 to the Company’s Registration Statement on Form S-1 (Reg. No. 333-250198), which was declared effective by the Commission on June 16, 2021. The Ianelli Separation Agreement also contains customary mutual releases by Dr. Ianelli and the Company, which will not become effective in the event that Dr. Ianelli revokes his execution of the Ianelli Separation Agreement, during the Ianelli Revocation Period.

The foregoing description of the terms of the Ianelli Separation Agreement are qualified in their entirety by reference to the provisions of the Ianelli Separation Agreement filed as Exhibit 10.5 to this Form 8-K, which is incorporated by reference herein.

Mullan Separation Agreement

The Mullan Separation Agreement was executed by Ms. Mullan and the Company on October 28, 2022, with an effective date of October 24, 2022 (the “Separation Date”). Ms. Mullan has the right to revoke her execution of the Mullan Separation Agreement on or prior to November 4, 2022 (the “Mullan Revocation Period”), in which case the Mullan Separation Agreement would be void and of no effect. Under the terms of the Mullan Separation Agreement, Ms. Mullan is entitled to the payment of all accrued salary earned through the Mullan Separation Date, whether or not Ms. Mullan revokes her execution of the Mullan Separation Agreement. Ms. Mullan is also entitled to the following additional benefits, provided that she does not revoke her execution of the Mullan Separation Agreement during the Mullan Revocation Period:

(i)             Severance equal to 12 months of his base salary for a total of $325,000, which is payable in 12 equal monthly payments beginning on the first regular payroll date after the Mullan Separation Date.

(ii)            Payment by the Company for all COBRA health and dental insurance premiums for the entire period for which Ms. Mullan is eligible for COBRA benefits; provided, however, that she is required to notify the Company if she becomes covered under another employer’s group health plan or otherwise ceases to be eligible for COBRA benefits, upon which the Company shall no longer be required to pay for such COBRA benefits.

(iii)           Vesting of Restricted Stock Units (“RSU’s), for 13,021 shares of the 31,250 shares of Common Stock which were unvested as of the Separation Date, was accelerated with Ms. Mullan being entitled to the issuance of 13,021 shares of Common Stock, provided that she is required to pay all applicable taxes in connection with the vesting of those RSUs.

Ms. Mullan will continue to serve on the Board for as long as she continues to be elected to the Board, unless she resigns or is removed sooner.

The Mullan Separation Agreement also requires Ms. Mullan to comply with her continuing obligations under the Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement executed by Ms. Mullan on June 21, 2021, the form of which was filed as an exhibit to the form of Ms. Mullan’s Executive Employment Agreement filed as Exhibit 10.26 to the Company’s Registration Statement on Form S-1 (Reg. No. 333-250198), which was declared effective by the Commission on June 16, 2021. The Mullan Separation Agreement also contains customary mutual releases by Ms. Mullan and the Company, which will not become effective in the event that Ms. Mullan revokes her execution of the Mullan Separation Agreement, during the Mullan Revocation Period.

The foregoing description of the terms of the Mullan Separation Agreement are qualified in their entirety by reference to the provisions of the Mullan Separation Agreement filed as Exhibit 10.6 to this Form 8-K, which is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, Margaret H. Lawrence informed the Board of her intention to resign as a director of the Company effective November 15, 2022. Her resignation was for personal reasons and was not due to any disagreement with the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1+	First Amended and Restated Executive Employment Agreement, dated October 24, 2022, by and between Tracy Wilson Curley and iSpecimen Inc.
10.2	First Restated Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement, dated October 24, 2022, by and between Tracy Wilson Curley and iSpecimen Inc.
10.3+	First Amended and Restated Executive Employment Agreement, dated October 24, 2022, by and between Benjamin Bielak and iSpecimen Inc.
10.4	First Restated Noncompetition, Nonsolicitation, Nondisclosure and Inventions Agreement, dated October 24, 2022, by and between Benjamin Bielak and iSpecimen Inc.
10.5+	Separation Agreement, dated October 24, 2022, by and between Christopher Ianelli and iSpecimen Inc.
10.6+	Separation Agreement effective October 24, 2022, by and between Jill Mullan and iSpecimen Inc.
104	Cover Page Interactive Data File

+ Certain schedules and other attachments have been omitted. The Company undertakes to furnish the omitted schedules and attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2022

iSPECIMEN INC.

By:	/s/ Tracy Curley
Name: Tracy Curley
Title: Interim Chief Executive Officer